                         NOTICE OF GUARANTEED DELIVERY
                                      FOR

                    TENDER OF ALL OUTSTANDING COMMON SHARES
                                       OF

                COMPANIA BOLIVIANA DE ENERGIA ELECTRICA S.A. --
                         BOLIVIAN POWER COMPANY LIMITED
                          AT U.S. $20.00 NET PER SHARE
                                       BY

                             TOSLI ACQUISITION B.V.
                          A WHOLLY-OWNED SUBSIDIARY OF

                             TOSLI INVESTMENTS N.V.
                    THE PRINCIPAL SHAREHOLDER OF THE COMPANY

    THE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 12:00 MIDNIGHT, NEW YORK CITY TIME, ON FRIDAY, SEPTEMBER 24, 1999, UNLESS THE OFFER IS EXTENDED.

     This form, or a form substantially equivalent to this form, must be used to accept the Offer (as defined below) if certificates for all shares of outstanding common shares, without nominal or par value (the "Shares"), of Compania Boliviana de Energia Electrica S.A. -- Bolivian Power Company Limited, a Nova Scotia corporation, are not immediately available, or if the procedure for book-entry transfer cannot be completed on a timely basis, or if time will not permit all other documents required by the Letter of Transmittal to be delivered to the Depositary (as defined in the "Introduction" Section of the Offer to Purchase defined below) prior to the Expiration Date (as defined in
Section 1 of the Offer to Purchase defined below). Such form may be delivered by hand, by overnight courier or transmitted by facsimile or mail to the Depositary. See Section 3 of the Offer to Purchase.

                        The Depositary for the Offer is:

                      U.S. BANK TRUST NATIONAL ASSOCIATION

                                    By Hand:
                      U.S. Bank Trust National Association
                             U.S. Bank Trust Center
                   Attention: Specialized Finance Department
                       180 East Fifth Street -- 4th Floor
                                Bond Drop Window
                           St. Paul, Minnesota 55101

                      U.S. Bank Trust National Association
                     Attention: Corporate Trust Department
                         100 Wall Street -- 20th Floor
                            New York, New York 10005
                         By Mail or Overnight Courier:
                      U.S. Bank Trust National Association
                             U.S. Bank Trust Center
                   Attention: Specialized Finance Department
                             180 East Fifth Street
                           St. Paul, Minnesota 55101

                           By Facsimile Transmission:
                        (For Eligible Institutions Only)
                       Telecopier Number: (651) 244-1537
                Confirm Receipt of Facsimile by Telephone Only:
                        Telephone Number: (651) 244-5172

       DELIVERY OF THIS INSTRUMENT TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION OF INSTRUCTIONS VIA A FACSIMILE NUMBER OTHER
        THAN THE ONE LISTED ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.

THIS FORM IS NOT TO BE USED TO GUARANTEE SIGNATURES. IF A SIGNATURE ON A LETTER OF TRANSMITTAL IS REQUIRED TO BE GUARANTEED BY AN ELIGIBLE INSTITUTION UNDER THE INSTRUCTIONS THERETO, SUCH SIGNATURE GUARANTEE MUST APPEAR IN THE APPLICABLE SPACE PROVIDED IN THE SIGNATURE BOX ON THE LETTER OF TRANSMITTAL.

     THE ELIGIBLE INSTITUTION (AS DEFINED IN SECTION 3 OF THE OFFER TO PURCHASE) THAT COMPLETES THIS FORM MUST COMMUNICATE THE GUARANTEE TO THE DEPOSITARY AND MUST DELIVER THE LETTER OF TRANSMITTAL AND CERTIFICATES FOR SHARES, AS THE CASE MAY BE, TO THE DEPOSITARY WITHIN THE PERIOD SHOWN HEREIN. FAILURE TO DO SO COULD RESULT IN A FINANCIAL LOSS TO THE ELIGIBLE INSTITUTION.

Ladies and Gentlemen:

     The undersigned hereby tenders to Tosli Acquisition B.V., a Netherlands private limited liability company (the "Purchaser"), a wholly-owned subsidiary of Tosli Investments N.V., a Netherlands public limited liability company, equally owned through subsidiaries by NRG Energy, Inc., a Delaware corporation and a wholly-owned subsidiary of Northern States Power Company, a Minnesota corporation, and Nordic Power Invest AB, a Swedish corporation, a wholly-owned subsidiary of Vattenfall AB, a Swedish corporation, wholly-owned by the State of Sweden, upon the terms set forth in the Offer to Purchase, as amended or supplemented, dated August 26, 1999 (the "Offer to Purchase"), and the related Letter of Transmittal (which together constitute the "Offer"), receipt of which is hereby acknowledged, the number of Shares indicated below, pursuant to the guaranteed delivery procedure set forth in Section 3 of the Offer to Purchase.

PLEASE CHECK RELEVANT BOX BELOW

Certificate Nos. of Shares (if available):

-------------------------------------------------------------------------------------------------
    Common Stock, Without Nominal or Par Value      Name(s) of Record Stockholder(s)
    Certificate Nos.
                    --------------------            --------------------------------------------
    Number of Shares Tendered              [ ]
                             --------------         --------------------------------------------
                                                               Please Type or Print

                                                    Address(es):
                                                                --------------------------------

                                                    --------------------------------------------
                                                                                        Zip Code
                                                    Area Code and Tel. No.:
                                                                           ---------------------
                                                    Signature(s):
                                                                 -------------------------------
                                                    Dated:
                                                          --------------------------------------
-------------------------------------------------------------------------------------------------

[ ] Check here if Shares will be delivered by book-entry transfer.

Account No.:
            ---------------

                THE GUARANTEE SET FORTH BELOW MUST BE COMPLETED

                                   GUARANTEE
                    (NOT TO BE USED FOR SIGNATURE GUARANTEE)

     The undersigned, a bank, trust company, broker, dealer, credit union, savings association or other entity that is a member in good standing of the Securities Transfer Agents Medallion Program, the New York Exchange Medallion Signature Guarantee Program or the Stock Exchange Medallion Program, (a) represents that the above name person(s) "own(s)" the Shares tendered hereby within the meaning of Rule 14e-4 promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), (b) represents that such tender of Shares complies with Rule 14e-4 under the Exchange Act, and (c) guarantees delivery to the Depositary, at one of its addresses set forth above, of certificates (the "Share Certificates") representing the Shares tendered hereby in proper form for transfer, or a confirmation of book-entry transfer of such Shares tendered hereby into the Depositary's accounts at the Depositary Trust Company, in either case together with delivery of a properly completed and duly executed Letter of Transmittal (or facsimile thereof), and any other required documents, within three trading days on which the New York Stock Exchange is open for business, after the date hereto.


  ------------------------------------------       ------------------------------------------
  Name of Firm                                     Authorized Signature
  ------------------------------------------       ------------------------------------------
  Address                                          Name
  ------------------------------------------       ------------------------------------------
  City, State, Zip Code                            Title
                                                   Dated:
  ------------------------------------------       ------------------------------------, 1999
  Area Code and Telephone Number

                 DO NOT SEND SHARE CERTIFICATES WITH THIS FORM.
                   YOUR SHARE CERTIFICATES MUST BE SENT WITH
                          YOUR LETTER OF TRANSMITTAL.

                                        3